UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007 (August 2, 2007)

JER Investors Trust Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32564	75-3152779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Tysons Boulevard, Suite 1600, McLean, VA	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 714-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 2, 2007, JER Investors Trust Inc. (the “Company”) adopted a form of restricted stock agreement pursuant to both its previously approved Nonqualified Stock Option and Incentive Award Plan and its Nonqualified Stock Option and Incentive Award Plan for Manager Only. The Company also approved a form of performance unit agreement pursuant to both its previously approved Nonqualified Stock Option and Incentive Award Plan and its Nonqualified Stock Option and Incentive Award Plan for Manager Only. Each of the form of agreements are attached hereto as exhibits 10.1 through 10.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Award Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan

10.2	Form of Restricted Stock Award Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan for Manager Only

10.3	Form of Performance Unit Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan

10.4	Form of Performance Unit Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan for Manager Only

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JER Investors Trust Inc.
(Registrant)

Date: August 2, 2007	By:	/s/ Tae-Sik Yoon
Name: Tae-Sik Yoon
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan

10.2	Form of Restricted Stock Award Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan for Manager Only

10.3	Form of Performance Unit Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan

10.4	Form of Performance Unit Agreement Pursuant to Nonqualified Stock Option and Incentive Award Plan for Manager Only